UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2023

Granite Point Mortgage Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A
New York,	NY	10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 364-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	NYSE
7.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	GPMTPrA	NYSE
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 12, 2023, GP Commercial JPM LLC, a wholly-owned subsidiary of Granite Point Mortgage Trust Inc. (the “Company”), entered into an amendment (the “MRA Amendment”) to that certain previously disclosed Master Repurchase and Securities Contract Agreement, dated as of December 3, 2015, with JPMorgan Chase Bank, National Association (“JPMorgan”). The MRA Amendment increases the maximum facility amount by up to $100 million (the “Additional Advance Amounts”) for a period of up to eighteen (18) months (inclusive of a Company-held 6-month extension option), subject to various terms, conditions and restrictions.

In connection with the MRA Amendment, on October 12, 2023, the Company entered into an amendment (the “Guaranty Amendment”) of that certain Amended and Restated Guarantee Agreement, dated as of June 28, 2017, with JPMorgan (as amended from time to time, the “Guaranty”). The Guaranty Amendment, among other things, (i) modifies the “Minimum Interest Expense Coverage Ratio” (as defined in the Guaranty) financial covenant; (ii) establishes the recourse level for the Additional Advance Amounts; and (iii) sets forth conditions and restrictions related to the Company’s ability to incur additional indebtedness and materially modify existing indebtedness and certain loan investments while the Additional Advance Amounts remain outstanding.

The foregoing descriptions of the MRA Amendment and the Guaranty Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the MRA Amendment and the Guaranty Amendment, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*
Amendment No. 11 to Master Repurchase Agreement, dated as of October 12, 2023, by and between GP Commercial JPM LLC and JPMorgan Chase Bank, National Association, and acknowledged and agreed by Granite Point Mortgage Trust Inc.

10.2	Fifth Amendment to Amended and restated Guarantee Agreement, dated as of October 12, 2023, by and between JPMorgan Chase Bank, National Association and Granite Point Mortgage Trust Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ MICHAEL J. KARBER
Michael J. Karber
General Counsel and Secretary

Date: October 17, 2023